Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
October, 1996

Scheduled Maturity                                                 6/15/98

Coupon                                                  5.7250%


Excess Protection Level
   3 Month Average  6.13%
      October, 1996  6.11%
      September, 1996  6.05%
      August, 1996  6.25%

Cash Yield                                              18.24%

Investor Charge Offs                                    3.71%

Base Rate                                               8.42%

Over 35 Day Delinquency                                 4.81%

Seller's Interest                                       21.94%

Total Payment Rate                                      10.45%

Total Principal Balance                                $8,198,525,378.32

Investor Participation Amount                          $500,000,000.00

Seller Participation Amount                            $1,798,525,378.27